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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                October 22, 1998
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                            Lucent Technologies Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            1-11639                                   22-3408857
      (Commission File Number)            (IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey                           07974
(Address of principal executive offices)                             (Zip Code)

                                 (908) 582-8500
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                         (Registrant's Telephone Number)
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Item 5.     Other Events.

      On October 22, 1998, the registrant issued the press release attached hereto as Exhibit 99 reporting its earnings for the quarter and fiscal year ended September 30, 1998.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      The following Exhibit is filed with this report:

            99                Press release dated October 22, 1998.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        LUCENT TECHNOLOGIES INC.



Date:  November 19, 1998                By:    /s/ Donald K. Peterson
                                        Name:  Donald K. Peterson
                                        Title: Executive Vice President and
                                               Chief Financial Officer